SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                           ----------------------


                             AMENDMENT NO. 1 TO

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) June 5, 1996



                            Response USA, INC.
             Exact name of registrant as specified in charter


           Delaware                0-20770                52-1441922
  (State or other jurisdiction   (Commission             (IRS Employer
      of incorporation)           File Number)         Identification No.)


             11-K Princess Road, Lawrenceville, NJ      08648
            (Adress of principal executive offices)   (Zip Code)


             Registrant's telephone number,
             including area code            (609) 896-4500




        (Former name or former address, if changed since last report)



Item 2. Acquisition or Disposition of Assets.

  On June 5, 1996 Response USA, Inc. ("the Company"), through its wholly-owned subsidiary, United Security Associates, Inc. ("USA"), completed the acquisition of 571 electronic security monitoring accounts and related agreements, equip-ment, and inventory of Alarm Data, Inc., a Delaware corporation ("ADI"). In consideration of the acquisition, the Company paid ADI $352,462.53 (of which $74,370.8 was held back to secure ADI's performance of the warranties, and representations as set forth in the Asset Purchase Agreement.



                               EXHIBITS

Exhibit 1 Asset Purchase Agreement by and among Response USA, Inc., United Security Associates, Inc., and Alarm
               Data Inc (previously filed).

Exhibit 2      Financial Statements


                 UNAUDITED PRO FORMA FINANCIAL STATEMENTS

  The following unaudited pro forma combined statements of operations for the nine months ended March 31, 1996 and 1995, give effect to the Company's acqui-sitions of Alarm Data, Inc. as of June 5, 1996 (ADI), Shelton Security, Inc. as of March 14, 1996 (SSI), MSG Security Systems, Inc. as of February 26, 1996
(MSG), and Monitoring Acquisition Corp. as of February 29, 1996 (MAC) as if such acquisitions had been completed at July 1, 1994. The historical informa-tion pertaining to ADI, SSI, MSG, MAC is for the period prior to their respec-tive dates of acquisition. The pro forma information is based on the histori-cal financial statements of the Company, ADI, SSI, MSG and MAC, giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma financial statements. The following unaudited pro forma combined balance sheet gives effect to the Company's acquisition of ADI, SSI, MSG, and MAC as if such acquisitions had been completed at March 31, 1996. In the preparation of the pro forma combined balance sheet, the columns pertaining to ADI, SSI, MSG, and MAC contain information as to the assets and the liabilities acquired as of their respective dates of acquisition.

These pro forma statements of operations may not be indicative of the results that actually would have occurred if the acquisitions had occurred on July 1, 1994.















                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                     FOR THE NINE MONTHS ENDED MARCH 31, 1995
                                                               Historical                          Pro Forma
                                         -------------------------------------------------- -------------------------
                                           Response     ADI      SSI       MSG      MAC      Adjust.       Combined
                                         -------------------------------------------------- ----------   ------------
    OPERATING REVENUES
     Product sales                        $3,785,543 $213,951  $282,545  $68,774                          $4,350,813
     Services                              2,412,469  179,105   715,744  110,015  $140,548                 3,557,881
     Finance and rentals                     745,243              7,192   23,625                             776,060
                                         -------------------------------------------------- ----------   ------------
                                           6,943,255  393,056 1,005,481  202,414   140,548          0      8,684,754
                                         -------------------------------------------------- ----------   ------------
    COST OF REVENUES
     Product sales                         2,375,608  173,835   189,305   37,003                           2,775,751
     Services and rentals                    626,933            413,984   30,216    22,148   (159,617)(G)    933,664
                                         -------------------------------------------------- ----------   ------------
                                           3,002,541  173,835   603,289   67,219    22,148   (159,617)     3,709,415
                                         -------------------------------------------------- ----------   ------------
    GROSS PROFIT                           3,940,714  219,221   402,192  135,195   118,400    159,617      4,975,339
                                         -------------------------------------------------- ----------   ------------
    OPERATING EXPENSES
     Selling, general and administrative   5,110,309  207,411   368,913  118,413    96,594    (34,522)(G)  5,867,118
     Depreciation and amortization           834,172    4,578     2,679    1,163    72,775    (72,775)(A)  1,194,836
                                                                                              352,244 (B)
     Termination benefits cost              (392,699)                                                       (392,699)
     Interest                                703,356    1,082     1,130    1,310    69,838    (72,278)(C)  1,260,912
                                                                                              556,474 (D)
                                         -------------------------------------------------- ----------   ------------
                                           6,255,138  213,071   372,722  120,886   239,207    729,143      7,930,167
                                         -------------------------------------------------- ----------   ------------
    INCOME (LOSS) FROM OPERATIONS         (2,314,424)   6,150    29,470   14,309  (120,807)  (569,526)    (2,954,828)

    INTEREST INCOME                           33,082              2,405                630    (18,525)(E)     17,592
                                         -------------------------------------------------- ----------   ------------
    NET INCOME (LOSS) BEFORE INCOME TAXES (2,281,342)   6,150    31,875   14,309  (120,177)  (588,051)    (2,937,236)

    INCOME TAXES                                                  3,825    3,125               (6,950)(F)          0
                                         -------------------------------------------------- ----------   ------------
    NET INCOME (LOSS)                    ($2,281,342)  $6,150   $28,050  $11,184 ($120,177) ($581,101)   ($2,937,236)
                                         ================================================== ==========   ============

    LOSS PER COMMON SHARE                     ($4.00)                                                         ($5.03)
                                         ============                                                    ============
    WEIGHTED AVERAGE NUMBER OF SHARES
     OUTSTANDING                             570,742                                           12,787 (H)    583,529
                                         ============                                       ==========   ============

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

    (A) To eliminate amortization of monitoring contracts and organization costs purchased from MAC.
    (B) To provide for amortization on the net increase of purchased monitoring contracts. Monitoring contracts purchased from ADI, SSI, MSG, and MAC are amortized using the straight-line method over the ten-year estimated lives.
    (C) To eliminate interest expense on debt not acquired
    (D) To record additional interest expense on debt incurred in acquisitions.
    (E) To reduce the Company's interest income due to the use of funds for the acquisitions.
    (F) To eliminate the current tax provision for SSI and MSG.
    (G) To reduce expenses to contracted amounts under a monitoring agreement.
    (H) In calculating earnings per share, effect has been given to the shares issued in the acquisition of MAC.


                            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                               MARCH 31, 1996
                                                                Historical                           Pro Forma
                                          -------------------------------------------------- ---------------------------
                                            Response     ADI      SSI      MSG       MAC     Adjustments      Combined
                                          -------------------------------------------------- ------------   ------------
                    ASSETS
    CURRENT ASSETS
     Cash                                    $840,097  $13,543  $95,260   $1,635                (110,438)(A)   $840,097
     Marketable securities                    118,750                                                           118,750
     Accounts receivable                    1,839,400    6,133   72,398   19,727    $55,920     (182,991)(A)  1,810,587
     Note receivable                           99,338                                                            99,338
     Loan receivable                                                                 60,000      (60,000)(A)          0
     Inventory                                730,315    9,600   13,000    3,500                 (17,600)(A)    738,815
     Prepaid expenses and other
      current assets                          231,891      995    8,900      525                 (10,420)(A)    231,891
                                          -------------------------------------------------- ------------   ------------
     Total current assets                   3,859,791   30,271  189,558   25,387    115,920     (381,449)     3,839,478
                                          -------------------------------------------------- ------------   ------------
    MONITORING CONTRACT COSTS - Net of
     accumulated amortization              16,944,084                             1,228,786     (856,932)(A) 17,315,938
                                          -------------------------------------------------- ------------   ------------
    PROPERTY AND EQUIPMENT - Net of
     accumulated amortization and
     depreciation                           1,222,162    7,219   15,711    5,660                  (4,090)(A)  1,246,662
                                          -------------------------------------------------- ------------   ------------
    OTHER ASSETS
     Accounts receivable                      341,648                                                           341,648
     Note receivable                           85,142                                                            85,142
     Loan to shareholder                                15,057   99,464                         (114,521)(A)          0
     Deposits                                  32,535   50,381                                   (50,381)(A)     32,535
     Organization costs                       1,268)(A)  1,281,165
     Deferred revenue                       1,515,254            28,253   16,055     49,821      (74,096)(A)  1,535,287
                                          -------------------------------------------------- ------------   ------------
     Total current liabilities              7,524,075   50,653  213,022   75,567    504,530     (745,823)     7,622,024
                                          -------------------------------------------------- ------------   ------------
    LONG-TERM LIABILITIES - Net of current
      portion
     Long-term debt                        12,525,179                               905,667     (627,575)(A) 12,803,271
     Purchase holdbacks                        72,619                                                            72,619
     Deferred revenue                          10,252                                                            10,252
                                          -------------------------------------------------- ------------   ------------
                                           12,608,050        0        0        0    905,667     (627,575)    12,886,142
                                          -------------------------------------------------- ------------   ------------
    STOCKHOLDERS' EQUITY
     Common stock                              15,516    1,000    2,000      100        500       (3,600)(A)     15,516
     Additional paid-in capital            14,513,160                                         1,268)(A)  1,281,165
     Deferred revenue                       1,515,254            28,253   16,055     49,821      (74,096)(A)  1,535,287
                                          -------------------------------------------------- ------------   ------------
     Total current liabilities              7,524,075   50,653  213,022   75,567    504,530     (745,823)     7,622,024
                                          -------------------------------------------------- ------------   ------------
    LONG-TERM LIABILITIES - Net of current
      portion
     Long-term debt                        12,525,179                               905,667     (627,575)(A) 12,803,271
     Purchase holdbacks                        72,619                                                            72,619
     Deferred revenue                          10,252                                                            10,252
                                          -------------------------------------------------- ------------   ------------
                                           12,608,050        0        0        0    905,667     (627,575)    12,886,142
                                          -------------------------------------------------- ------------   ------------
    STOCKHOLDERS' EQUITY
     Common stock                              15,516    1,000    2,000      100        500       (3,600)(A)     15,516
     Additional paid-in capital            14,513,160                                                        14,513,160
     Unrealized holding loss on available-
      for-sale securities                    (174,593)                                                         (174,593)
     Accumulated deficit                  (11,643,980)  51,275   89,711  (44,620)   (65,421)     (30,945)(A)(11,643,980)
                                          -------------------------------------------------- ------------   ------------
                                            2,710,103   52,275   91,711  (44,520)   (64,921)     (34,545)     2,710,103
                                          -------------------------------------------------- ------------   ------------
                                          $22,842,228 $102,928 $304,733  $31,047 $1,345,276  ($1,407,943)   $23,218,269
                                          ================================================== ============   ============

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
    (A) To reflect the acquisitions of ADI,SSI, MSG and MAC as if the acquisi-tions had been completed on March 31, 1996.








                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                     FOR THE NINE MONTHS ENDED MARCH 31, 1996
                                                               Historical                            Pro Forma
                                          -------------------------------------------------- ---------------------------
                                            Response     ADI      SSI      MSG       MAC       Adjust.        Combined
                                          -------------------------------------------------- ------------   ------------
    OPERATING REVENUES
     Product sales                         $1,984,146 $211,038 $149,418  $38,015                             $2,382,617
     Services                               4,689,132  177,203  657,744  113,810   $332,820                   5,970,709
     Finance and rentals                    1,361,762             7,968   19,007                              1,388,737
                                          -------------------------------------------------- ------------   ------------
                                            8,035,040  388,241  815,130  170,832    332,820            0      9,742,063
                                          -------------------------------------------------- ------------   ------------
    COST OF REVENUES
     Product sales                          1,409,579  156,581  100,110   22,441                              1,688,711
     Services and rentals                   1,098,089           388,968   25,058     53,900     (130,402)(G)  1,435,613
                                          -------------------------------------------------- ------------   ------------
                                            2,507,668  156,581  489,078   47,499     53,900     (130,402)     3,124,324
                                          -------------------------------------------------- ------------   ------------
    GROSS PROFIT                            5,527,372  231,660  326,052  123,333    278,920      130,402      6,617,739
                                          -------------------------------------------------- ------------   ------------
    OPERATING EXPENSES
     Selling, general and administrative    4,329,022  242,343  306,684  116,762     50,068      (50,357)(G)  4,994,522
     Depreciation and amortization          1,602,071    2,366    3,065    1,162    100,357     (100,357)(A)  1,924,869
                                                                                                 316,205 (B)
     Interest                               2,282,864      576    1,200    1,300    114,116     (116,616)(C)  2,794,934
                                                                                                 511,494 (D)
                                          -------------------------------------------------- ------------   ------------
                                            8,213,957  245,285  310,949  119,224    264,541      560,369      9,714,325
                                          -------------------------------------------------- ------------   ------------
    INCOME (LOSS) FROM OPERATIONS          (2,686,585) (13,625)  15,103    4,109     14,379     (429,967)    (3,096,586)

    INTEREST INCOME                            18,512             3,010                           (9,839)(E)     11,683
                                          -------------------------------------------------- ------------   ------------
    NET INCOME (LOSS) BEFORE INCOME TAXES  (2,668,073) (13,625)  18,113    4,109     14,379     (439,806)    (3,084,903)

    INCOME TAXES                                                  2,200      800                  (3,000)(F)          0
                                          -------------------------------------------------- ------------   ------------
    NET LOSS                              ($2,668,073)($13,625) $15,913   $3,309    $14,379    ($436,806)   ($3,084,903)
                                          ================================================== ============   ============

    LOSS PER COMMON SHARE                      ($2.37)                                                           ($2.49)
                                          ============                                                      ============
    WEIGHTED AVERAGE NUMBER OF SHARES
     OUTSTANDING                            1,123,536                                            112,989 (H)  1,236,525
                                          ============                                       ============   ============

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

    (A) To eliminate amortization of monitoring contracts and organization costs purchased from MAC.
    (B) To provide for amortization on the net increase of purchased monitoring contracts. Monitoring contracts purchased from ADI, SSI, MSG, and MAC are amortized using the straight-line method over the ten-year estimated lives.
    (C) To eliminate interest expense on debt not acquired
    (D) To record additional interest expense on debt incurred in acquisitions.
    (E) To reduce the Company's interest income due to the use of funds for the acquisitions.
    (F) To eliminate the current tax provision for SSI and MSG.
    (G) To reduce expenses to contracted amounts under a monitoring agreement.
    (H) In calculating earnings per share, effect has been given to the shares issued in the acquisition of MAC.






STOCKHOLDER
ALARM DATA, INC. OF DELAWARE
NEWARK, DELAWARE



	Independent Auditors' Report


	We have audited the accompanying balance sheets of ALARM DATA, INC. OF DELAWARE as of May 31, 1996 and 1995 and the related statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsi-bility is to express an opinion on these financial statements based on our audits.

	We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ALARM DATA, INC. OF
DELAWARE as of May 31, 1996 and 1995 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



by:/s/Simon, Master and Sidlow, P.A.



Wilmington, Delaware
August 8, 1996






                      	ALARM DATA, INC. OF DELAWARE
                       ----------------------------
                            	BALANCE SHEETS
                             --------------


                                	ASSETS
                                 ------



                                                         May 31,
                                                -----------------------
                                                  1996          1995
                                                ---------     ---------
CURRENT ASSETS
 	Cash                                       		$   15,079   	$    5,863
 	Inventory                                        	8,976       	12,719
 	Accounts receivable                              	4,970       	11,945
 	Refundable income taxes                     	       995	          995
                                                ----------    ---------
			                                               	30,020       	31,522
                                                ----------    ---------
PROPERTY AND EQUIPMENT - at cost
 	Equipment                                       	29,507        29,507
 	Office furniture                                 	2,478        	2,478
 	Transportation equipment                        	53,818       	53,818
 	Leasehold improvements	                           5,297	        5,297
                                                ---------     ---------
                                               				91,100        91,100
 	Less accumulated depreciation	                   84,671	       81,515
                                                ---------     ---------
                                                				6,429        	9,585
                                                ---------     ---------
OTHER ASSETS
 	Deposits                                        	50,381       	40,117
 	Loan receivable - Stockholder	                   15,057	       15,057
                                                ---------     ---------
                                           				    65,438	       55,174
                                                ---------     ---------
                                            			$  101,887	   $   96,281
                                                =========     =========



                 	LIABILITIES AND STOCKHOLDER'S EQUITY
                  ------------------------------------



                                                         May 31,
                                                 ----------------------
                                                    1996         1995
                                                 ---------    ---------
CURRENT LIABILITIES
 	Accounts payable                             	$   33,877  	$    6,933
 	Payroll taxes payable                            	16,586      	12,796
 	Current maturities of long-term debt	              3,690	       6,962
                                                 ---------    ---------
                                                				54,153       26,691

LONG-TERM DEBT, less current maturities	          	               3,690
                                                 ---------    ---------
                                                				54,153      	30,381
                                                 ---------    ---------
COMMITMENTS AND CONTINGENCIES



STOCKHOLDER'S EQUITY
 	Common stock, no par value, authorized
  100 share issued and outstanding 10 shares
  stated at                                         	1,000       	1,000

 	Retained earnings	                                46,734	      64,900
                                                 ---------    ---------
				                                                47,734	      65,900
                                                 ---------    ---------
                                            				$  101,887  	$   96,281
                                                 =========    =========

See notes to financial statements.




                          	ALARM DATA, INC. OF DELAWARE
                           ----------------------------
                	STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                 ----------------------------------------------





                                                    Year ended May 31,
                                                 -----------------------
                                                   1996          1995
                                                 ---------     ---------

 REVENUE	                                      	$  517,655   	$  524,074
                                                 ---------     ---------
 COST OF GOODS SOLD
	  Inventory - Beginning of year                   	12,719       	20,682
  	Purchases	                                      205,032	      223,817
                                                 ---------     ---------
                                               				217,751      	244,499
  	Inventory - End of year	                          8,976	       12,719
                                                 ---------     ---------
			                                               	208,775      	231,780
                                                 ---------     ---------
 GROSS PROFIT                                      308,880       292,294


 OPERATING EXPENSES	                               327,046	      284,095
                                                 ---------     ---------
 NET INCOME (LOSS)                            	(    18,166)       	8,199

 RETAINED EARNINGS
	  Beginning of year	                               64,900	       56,701
                                                 ---------     ---------
  	End of year                                 	$   46,734   	$   64,900
                                                 =========     =========






See notes to financial statements.





                      	ALARM DATA, INC. OF DELAWARE
                       ----------------------------
                        	STATEMENTS OF CASH FLOWS
                       ----------------------------



                                                  Year ended May 31,
                                                ----------------------
                                                  1996         1995
                                                ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
 	Cash received from customers                	$  524,629  	$  516,474
 	Cash paid to suppliers and employees       	(   497,420)	(   494,645)
 	Interest paid                              	(       768)	(     1,443)
                                                ---------    ---------
		Net cash provided by operating activities	       26,441	      20,386
                                                ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
 	Cash advances on mortgage                  	(    10,263)	(    11,196)
                                                ---------    ---------
		Net cash used by investing activities      	(    10,263)	(    11,196)
                                                ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Repayment of debt                           (     6,962) (     6,287)
                                                ---------    ---------
  Net cash used by financing activities       (     6,962) (     6,287)
                                                ---------    ---------
NET INCREASE IN CASH                                9,216        2,903

CASH
  Beginning of year                                 5,863        2,960
                                                ---------    ---------
  End of year                                  $   15,079   $    5,863
                                                =========    =========

RECONCILIATION OF NET INCOME (LOSS) TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES

Net income (loss)                             ($   18,166)  $    8,199

Adjustments to reconcile net income (loss)
 to net cash provided by operating activities
    Depreciation                                    3,155        6,104
    (Increase) decrease in accounts receivable      6,975   (    7,600)
    Decrease in inventory                           3,743        7,963
    Increase in accounts payable                   26,944        2,967
    Increase in payroll taxes                       3,790        2,753
                                                ---------    ---------
                                                   44,607       12,187
                                                ---------    ---------
  Net cash provided by operating activities    $   26,441   $   20,386
                                                =========    =========




See notes to financial statements.


                       ALARM DATA, INC. OF DELAWARE
                       ----------------------------
                       NOTES TO FINANCIAL STATEMENTS
                       -----------------------------
                     YEARS ENDED MAY 31, 1996 AND 1995
                     ---------------------------------


A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 1. Nature of Operations -- The Company is engaged primarily in the retail sales and service of alarm systems in Delaware.

 2. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

	3. Depreciation -- Depreciation of property and equipment is provided by the
		    	use of the accelerated cost recovery system prior to January 1, 1987.
       For assets acquired after December 31, 1986 the modified accelerated recovery system (MACRS) of depreciation is used.  The write-off period under ACRS and MACRS is shorter than the estimated useful lives for certain assets and, accordingly, the depreciation expense is higher in early years. This additional expense does not materially affect the amount of total depreciation expense reported in the financial state-
       ments.

	4. Amortization -- Customer leases and organization cost are being amortized
    			over a four year and a five year period, respectively, by use of the straight-line method.

	5. Inventory -- Inventory is stated at lower of cost (first-in first-out
    			method) or market.

	6. Income Taxes -- Effective June 1, 1987, the Corporation elected S Corpor-
       ation status under the Internal Revenue Code and will be treated as a partnership, instead of a corporation for income tax purposes.  As a result, the stockholder reports the entire corporate taxable income on his individual return. Retained earnings of $46,045 have been accumulated in years prior to the Subchapter S election and would be taxed to the stockholder in the event of subsequent distributions.

B.  LONG-TERM DEBT

                                                      1996         1995
                                                    --------     --------
	Delaware Trust - 9.75% payable in monthly
  		installments of $325, which includes
		  interest, until December 1996
	  	collateralized by automobile                 	$    2,135  	$    5,637

	Delaware Trust - 10.75% payable in monthly
  		installments of $319, which includes
	  	interest, until October 1996
	  	collateralized by automobile	                      1,555	       5,015
                                                     -------      -------
                                                   				3,690      	10,652
	Less current maturities	                              3,690	       6,962
                                                     -------      -------
                                              			 $      -0-  	$    3,690
                                                     =======      =======




                               SIGNATURES


  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.



                                            RESPONSE USA, INC.
                                            ------------------
                                               (registrant)



Dated: August 15, 1996                  By:/s/RICHARD M. BROOKS
                                           --------------------
                                              Richard M. Brooks,
                                              President